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                                                                  EXHIBIT 10.49

[LOGO] NATWEST BANK N.A.
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                                 CONFIRMATION

                               SWAP TRANSACTION

                                                      Dated as of July 20, 1995

Foothill Capital Corporation
11111 Santa Monica Blvd.
Suite 1500
Los Angeles, CA 90025
Attention:      Paz Hernandez
Telephone:      (310) 996-7114
Facsimile:      (310) 575-3435

Reference Number:       TR-0317

Dear Sirs:

        The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction entered into between NatWest Bank N.A. ("NW") and Foothill Capital Corporation (the "Company") on the Trade Date specified below (the "Swap Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below.

        THIS FACSIMILE TRANSMISSION WILL BE THE ONLY WRITTEN COMMUNICATION REGARDING THIS TRANSACTION EXCHANGED BETWEEN US, UNLESS YOU REQUEST THAT WE SIGN HARD COPY VERSIONS OF THIS CONFIRMATION. PLEASE CONTACT THE INDIVIDUAL INDICATED IN THE LAST PARAGRAPH OF THIS LETTER TO RECEIVE SUCH COPIES.

        The definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swap and Derivatives Association, Inc.) are incorporated into this Confirmation. For these purposes, all references in those Definitions to a "Swap Transaction" shall be deemed to apply to the Transaction referred to herein. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

        1. This Confirmation supplements, forms a part of, and is subject to, ISDA Master Agreement dated as of March 12, 1992 as amended and supplemented from time to time (the "Agreement"), between NW and the Company. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

        2. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:


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
    Notional Amount:           $15,000,000

    Trade Date:                July 20, 1995

    Effective Date:            July 24, 1995

    Termination Date:          July 24, 1997 subject to adjustment in
                               accordance with the Modified Following Business
                               Day Convention

Fixed Amounts:
--------------

    Fixed Rate Payer:          NW

    Fixed Rate:                6.05% per annum

    Fixed Rate Day
    Count Fraction:            30/360

    Fixed Rate Payer
      Payment Dates:           Each January 24 and July 24 in each year
                               commencing on January 24, 1996 and ending on the
                               Termination Date subject to adjustment in
                               accordance with the Modified Following Business
                               Day convention

Floating Amounts:
-----------------

    Floating Rate Payer:       Company

    Floating Rate for Initial
      Calculation Period:      To be determined

    Floating Rate Option:      USD-CP-H.15

    Designated Maturity:       One Month

    Floating Rate Day Count
      Fraction:                Actual/360

    Floating Rate Payer
      Payment Dates:           Each January 24 and July 24 in each year
                               commencing on January 24, 1996 and ending on the
                               Termination Date subject to adjustment in
                               accordance with the Modified Following Business
                               Day convention


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
    Reset Dates:               Each Business Day
    Method of Averaging:       Unweighted
    Compounding:               Applicable on the 24th day of each month
                               commencing August 24, 1995 subject to adjustment
                               in accordance with the Modified Following
                               Business Day convention
    Business Days:             New York
    Calculation Agent:         NW

Payments to NW Account:

    Account Number:            ABA # 021000322
    Depository:                Federal Reserve Bank of New York
    Address:                   New York, New York, USA
    Favor of:                  NatWest Bank N.A.
                               Account No. 2212582406
    Attention:                 Capital Market Operations

Payment to Company Account:

    Account Number:            323-266193
                               ABA # 021000128
    Depository:                Chemical Bank
    Address:                   New York, NY
    Favor of:                  Foothill Capital Corporation
    Attention:                 Paz Hernandez


        3.  Additional Representation and Warranties of the Company.

        (1) Company represents and warrants that it is an "eligible swap participant" as such term is defined in Section 35.1(b)(2) of the Regulations (17 CFR Part 35) promulgated under the Commodity Exchange Act, as amended and it has entered into this Agreement (including each Transactions) in conjunction with its line of business (including financial intermediation services) or the financing of its business.

        (ii) it is not relying upon any advice (whether written or oral) of the other party to this Agreement, other than the representations expressly set forth in this Agreement and in any Confirmation;

        (iii) it has made and will make its own decisions regarding the entering into of any Transaction under this Agreement based upon its own judgment and upon advice from such professional advisors as it has deemed necessary to consult;


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        (iv)  it understands the terms, conditions and risks of each
Transaction and is willing to assume (financially and otherwise) those risks.


        Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it by facsimile to the attention of Douglas J. Maietta (201-547-2884).

                                       Very truly yours,

                                       NATWEST BANK N.A.


                                       By:  /s/  DOUGLAS J. MAIETTA
                                           ----------------------------------
                                       Name:  Douglas J. Maietta
                                       Title: Vice President

Accepted and confirmed as
of the date first written:

FOOTHILL CAPITAL CORPORATION


By:  /s/  KENT W. DAHL
    ----------------------------------
Name:  Kent W. Dahl
Title: Senior Vice President/Treasurer


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